Wimax EU, Ltd
                                356 Pine Ave. #1
                             Pacific Grove, CA 93950

                          ADDENDUM TO ROYALTY AGREEMENT

This agreement is between Wimax EU, Ltd (Wimax) and Eurotech Capital Ventures, Ltd (Eurotech) and is entered into this third day of January, 2005.

On November 15, 2004, Wimax and Eurotech entered into a Royalty Agreement regarding a business plan and numerous websites.

Through this agreement, both parties hereby agree that the effective date of the agreement and all subsequent dates relating to the effective date of the agreement shall hereby be advanced to January 1, 2005.

All other terms and conditions pursuant to the agreement shall remain the same.

Dated this 1st day of January 2005

Wimax EU, Ltd                                  Eurotech Capital Ventures, Ltd.


/s/ Christopher Miles                          /s/  Janice Hypolite
-----------------------------                  --------------------------------
Christopher Miles                              Janice Hypolite
President                                      Director